EXHIBIT 10(vii)
--------------



                               GUARANTY
                       (Commercial Real Estate)


     In consideration of the extension of credit by FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association under the laws of the United States of America ("Lender"), whose mailing address is c/o Commercial Real Estate Department, 425 Walnut Street, Cincinnati, Ohio 45202, to LASALLE HOTEL LESSEE, INC. ("Borrower"), and other good and valuable consideration, the receipt of which is acknowledged, the undersigned, jointly and severally if more than one, hereby guarantees to Lender the prompt performance and payment of all indebtedness, interest, principal, liabilities and obligations of Borrower to Lender pursuant to Borrower's note ("Note") in the principal amount of $5,000,000 of even date herewith and all amendments thereto and restatements and extensions thereof (hereinafter collectively referred to as the "Obligations"). This is a Guaranty of payment and performance and not of collection. Without limiting the foregoing, the undersigned, absolutely, irrevocably and unconditionally indemnifies and saves Lender harmless from and against all liabilities, suits, proceedings, actions, claims, assertions, charges, demands, delays, injuries, expenses (including reasonable attorney fees and disbursements) which are incurred by Lender as a result of any allegation or determination that the Obligations involve a fraudulent conveyance, transfer or obligation under federal or state law.

     This is an absolute, irrevocable, unconditional and continuing Guaranty of the Obligations. This Guaranty will extend to and cover renewals of the Obligations and any number of extensions of time for payment thereof and will not be affected by any surrender, exchange, acceptance, or release by Lender of any other guarantee or any security held by it for any of the Obligations. Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, protest, demand for payment, notice of demand or protest, and any defense based upon a failure of Lender to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-504 are hereby waived. Lender at any time and from time to time, without the consent of the undersigned, may change the manner, place or terms of payment of or interest rates on, or change or extend the time of payment, or renew or alter, any of the Obligations, without impairing or releasing the liabilities of the undersigned hereunder. Lender in its sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon the undersigned, but in no event shall such period be less than fifteen (15) days. Lender need not pursue any of its remedies against said Borrower before having recourse against the undersigned under this Guaranty.

     The undersigned hereby grants the Lender a security interest in all deposits and account balances and credits of the undersigned or other sums credited by or due from the Lender to the undersigned in the possession of or in transit to Lender, now existing or hereafter arising or coming due (including without limitation certificates of deposit, repurchase agreements and securities in transit), and such amounts and all proceeds thereof may at all times be held and treated as collateral security hereunder ("Collateral"), it being understood that, unless and until an Event of Default has occurred under the Note, no restrictions, setoff, or similar provisions shall be enforced against the Collateral, or the undersigned's use, transfer or replacement of the Collateral. Further, undersigned agrees at any time at the Lender's request, to sign financing statements, trust receipts, security agreements or other documents deemed by Lender as reasonably necessary to evidence, perfect, secure, preserve, protect and/or enforce this Guaranty and existing or additional security interests in the Collateral created in Lender hereunder or otherwise.


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     To the extent the Obligations are due and payable, and unpaid, and at any time thereafter, Lender shall have all the rights and remedies as against the Collateral of a secured party and further, Lender may apply or set-off such Collateral against the Obligations as the Lender deems appropriate, and/or refuse to honor orders to pay or withdraw the Collateral or sums represented thereby, all at Lender's sole and absolute discretion.

     The undersigned is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment or performance of the Obligations.

     If any demand is made at any time upon Lender for the repayment or recovery of any amount or amounts received by it in payment or on account of any of the Obligations and if Lender repays all or any part of such amount or amounts by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the undersigned will be and remain liable hereunder for the amount or amounts so repaid or recovered to the same extent as if such amount or amounts had never been received originally by Lender.

     Unless and until Lender shall consent in writing to a modification, the undersigned shall have no right of subrogation against Borrower by reason of any payments or acts of performance by the undersigned in compliance with the obligations of the undersigned hereunder. The undersigned hereby irrevocably waives all legal and equitable rights to recover from Borrower any sums paid by the undersigned under the terms of this Guaranty. Undersigned further agrees not to transfer any of its assets without fair and adequate consideration, except for gifts made in the ordinary course to spouse or children, or as otherwise agreed to in writing by Lender.

     The undersigned shall pay to Lender all reasonable attorneys' fees and costs of litigation in connection with the enforcement of the terms of this Guaranty.

     The undersigned will provide Lender with current financial statements annually within 90 days after the end of each calendar year, or upon request, in form and detail reasonably satisfactory to Lender and all in compliance with the terms of the Mortgage. This Guaranty shall be binding upon the undersigned and the personal representatives, heirs, successors and assigns thereof and inure to the benefit of Lender and its successors and assigns.

     Upon sale, transfer, or assignment of the above stated Note by Lender to any third party (the "Third Party"), this Guaranty may also be assigned by Lender to the Third Party and the undersigned acknowledges liability under this Guaranty to such Third Party.

     This Guaranty may not be changed orally, and no obligation of the undersigned can be released or waived by Lender, except in writing signed by a duly authorized officer of Lender.

















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     This Guaranty shall be construed and enforced pursuant to the laws of the State of Ohio.


WAIVER OF JURY TRIAL: GUARANTOR AND LENDER HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT AND TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. GUARANTOR AND LENDER EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.


     Signed this 3rd day of January, 2001



                      GUARANTOR:

                      LASALLE HOTEL OPERATING PARTNERSHIP, L.P.

                      By:   LaSalle Hotel Properties, its General Partner


                            By:   /s/ Hans Weger
                                  -----------------------------------
                                  Hans Weger, Chief Financial Officer




                      LASALLE HOTEL PROPERTIES


                            By:   /s/ Hans Weger
                                  -----------------------------------
                                  Hans Weger, Chief Financial Officer




                      NOTICE ADDRESS FOR EACH GUARANTOR SHALL BE:

                      4800 Montgomery Lane
                      Suite M25
                      Bethesda, Maryland  20814
























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STATE OF MARYLAND     )
                      )  ss.:
COUNTY OF MONTGOMERY  )





     On the 3rd day of January, 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Hans S. Weger, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.




                            /s/   Susan K. Wojciechowski
                            ------------------------------
                            Susan K. Wojciechowski
                            Notary Public
                            Montgomery County
                            Maryland












































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